EXHIBIT 99.1

FOR IMMEDIATE RELEASE

UNITED INSURANCE HOLDINGS CORP. ANNOUNCES APPOINTMENT OF
B. BRADFORD MARTZ AS COMPANY PRESIDENT
& CHRIS DITTMAN AS CHIEF RISK OFFICER

St. Petersburg, FL – July 6, 2020: United Insurance Holdings Corp. (NASDAQ: UIHC) (UPC Insurance or the Company), a property and casualty insurance holding company, today announced its Board of Directors has appointed B. Bradford Martz, Chief Financial Officer, to also serve as the Company’s President. Mr. Martz will continue to report to the Company’s Chief Executive Officer, R. Daniel Peed. In his expanded role, Mr. Martz will oversee the Company’s daily operations. Members of the Company’s executive team will report directly to Mr. Martz. Mr. Martz will also continue to oversee the Company’s financial operations.

“Brad has a tremendous wealth of industry experience and understands the Company’s business and operations. In his expanded role Brad will manage the Company’s operations, which will allow me to focus on pursuing the Company’s strategic vision and strengthening underwriting profitability,” said Mr. Peed.

Mr. Martz has served as the Company’s Chief Financial Officer since joining the Company in 2012.

The Company also announced that Chris Dittman has been appointed Chief Risk Officer, which is a newly created leadership position. In addition to overseeing the Company’s reinsurance program, Mr. Dittman will be responsible for risk management, capital management and portfolio optimization strategies to manage the Company’s exposures and enhance the Company’s underwriting profit. “Chris has successfully managed our critical reinsurance program and I am confident Chris will continue to lead our overall risk portfolio going forward,” said Mr. Martz.

Mr. Dittman joined the Company in 2017 as the Managing Director of Reinsurance. Prior to joining the Company, Mr. Dittman served as a Partner with TigerRisk Partners, a privately-held strategic advisor to insurance and reinsurance companies, from 2010 until 2017 and started there as a reinsurance broker from 2008 until 2010. Mr. Dittman earned his Bachelor of Science degree from the University of Minnesota. Mr. Dittman will be based out of the Company’s Minneapolis, Minnesota office.

About UPC Insurance

Founded in 1999, UPC Insurance is an insurance holding company that sources, writes and services personal and commercial residential property and casualty insurance policies using a group of wholly owned insurance subsidiaries and one majority owned insurance subsidiary through a variety of distribution channels. The Company currently writes policies in Connecticut, Florida, Georgia, Hawaii, Louisiana, Massachusetts, New Jersey, New York, North Carolina, Rhode Island, South Carolina and Texas. From its headquarters in St. Petersburg, UPC Insurance's team of dedicated professionals manages a completely integrated insurance company, including sales, underwriting, customer service and claims.

Forward-Looking Statements

Statements made in this press release may be “forward-looking statements.” These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words such as “may,” “will,” “expect,” "endeavor," "project," “believe,” "plan," “anticipate,” “intend,” “could,” “would,” “estimate” or “continue” or the negative variations thereof or comparable terminology. We believe these statements are based on reasonable estimates, assumptions and plans. However, if the estimates, assumptions or plans underlying the forward-looking statements prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those communicated in these forward-looking statements. Factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements may be found in our filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” section in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date on which they are made, and, except as required by applicable law, we undertake no obligation to update or revise any forward-looking statement.

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CONTACT:	OR	INVESTOR RELATIONS:
United Insurance Holdings Corp.		The Equity Group
Jessica Strathman		Adam Prior
Director of Financial Reporting		Senior Vice-President
(727) 895-7737 / jstrathman@upcinsurance.com		(212) 836-9606 / aprior@equityny.com